UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 9, 2005

Senesco Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 George Street, Suite 420, New Brunswick, New Jersey		08901
(Address of Principal Executive Offices)		(Zip Code)

(732) 296-8400

(Registrant’s telephone number,
including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.02 Unregistered Sales of Equity Securities. And Item 8.01 Other Events.

Senesco Technologies, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with institutional and other accredited investors, pursuant to which the Company issued and sold an aggregate of 1,595,651 units at $2.11 per unit (calculated by taking a 25% discount to the average closing price of the Company’s stock over a five trading day period, which was $2.81 per share (the “Market Price”)), comprised of one share (consisting of a total of 1,595,651 shares) of newly issued common stock, $0.01 par value per share (the “Common Stock”), and a five-year warrant to purchase 0.50 of a share of Common Stock (consisting of a total of 797,836 warrants) at an exercise price of $3.38 (calculated by taking a 20% premium to the Market Price) per share (the “Warrant”).

The private placement closed on May 9, 2005.  The Company received gross proceeds equal to $3,366,829.

Oppenheimer & Co. Inc. acted as the placement agent for this private placement.

The securities sold in this private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. In accordance with the terms of the Securities Purchase Agreement, the Company has agreed to file a resale registration statement on Form S-3 within 30 days of the closing date to register, pursuant to the Securities Act, the shares of Common Stock and shares of Common Stock underlying the Warrants, acquired by the investors.

A complete copy of each of the form of Warrant and Securities Purchase Agreement, and the Placement Agent Agreement and the related press release of the Company, are filed herewith as Exhibits 4.1, 10.1, 10.2, and 99.1, respectively, and are incorporated herein by reference. The foregoing descriptions of: (i) the Warrant, (ii) the Securities Purchase Agreement; (iii) the Placement Agent Agreement; and (iv) the press release and any other documents or filings referenced herein are qualified in their entirety by reference to such exhibits, documents or filings.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

4.1	Form of Warrant issued to certain accredited investors (incorporated by reference to Exhibit 4.1 of the Form 8-K filed on May 5, 2005).
10.1	Form of Securities Purchase Agreement by and between the Company and certain accredited investors (incorporated by reference to Exhibit 10.1 of the Form 8-K filed on May 5, 2005).
10.2	Placement Agent Agreement by and between the Company and Oppenheimer & Co. Inc. dated as of February 15, 2005 (incorporated by reference to Exhibit 10.2 of the Form 8-K filed on May 5, 2005).
99.1	Press Release dated May 10, 2005, announcing the completion of the private placement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: May 10, 2005	By:	/s/ Bruce Galton
Name: Bruce Galton
Title: President and Chief Executive Officer